Exhibit 32.2


                           GREG MANNING AUCTIONS, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this report on Form 10-K of Greg Manning Auctions, Inc. for the year ended June 30, 2005, I, Larry Crawford, Executive Vice President and Chief Financial Officer of Greg Manning Auctions, Inc., hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. this Form 10-K for the period ended June 30, 2005 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     2. the information contained in this Form 10-K for the period ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of Greg Manning Auctions, Inc.

Dated:   September 15, 2005
                                        /s/ Larry Crawford
                                        ---------------------------------------
                                        Larry Crawford, Executive Vice President
                                        and Chief Financial Officer